UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2020

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Warrants, each exercisable for one share of common stock	TTCFW	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2020, the Compensation Committee of the Board of Directors of Tattooed Chef, Inc. (the “Company”) issued incentive awards to a number of its and its subsidiaries’ US and Italian employees. Among the employees who received awards were two executive officers of the Company, Thomas Matthew Williams and Charles F. Cargile.

Mr. Williams received a nonqualified stock option to purchase up to 210,000 shares of the Company’s common stock for $24.69 per share. The option vests annually over a period three years in three equal tranches on each anniversary of the date of grant.

Mr. Cargile received a restricted stock grant of 300,000 shares of the Company’s common stock. The vesting schedule for Mr. Cargile’s grant is as follows: 60,000 shares will vest on each anniversary of October 15, 2020, provided that, during any thirty consecutive trading days during the preceding twelve month period, the stock closed above a certain target price (the “Target Share Price”) on at least twenty of those thirty days and that Mr. Cargile is employed on each anniversary date. If the Target Share Price is not met, the 60,000 shares eligible for vesting will carry over to the following year and be eligible for vesting and if the Target Share Price is met during the following year, then 120,000 shares will vest during that year. The full amount of any unvested shares will continue to carry over into the next year until October 15, 2025. If any shares remain unvested on October 15, 2025, the unvested shares will be forfeited on that date. The Target Share Prices are as follows: (a) Period ending October 15, 2021 - $19.18, (b) Period ending October 15, 2022 - $23.01, (c) Period ending October 15, 2023 - $25.00, (d) Period ending October 15, 2024 - $30.00 and (e) Period ending October 15, 2025 - $35.00.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Charles F. Cargile
Name:	Charles F. Cargile
Title:	Chief Financial Officer

Date: December 28, 2020

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